Reaves Utility Income Fund N-CSR

Exhibit 19.(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/May 31, 2024/ On May 31, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on May 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.04930	25.95%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.14070	74.05%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.32731	24.61%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.95753	71.99%
Return of Capital or other Capital Source	0.04516	3.40%
Total (per common share)	1.33000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 4/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	8.74%
Cumulative Distribution Rate on NAV^+	5.10%
Cumulative Total Return on NAV*	11.05%

Average Annual Total Return on NAV for the 5 Year Period Ended 4/30/2024**	1.66%

^ Based on the Fund’s NAV as of April 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through
May 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through April 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: info@utilityincomefund.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/June 28, 2024/ On June 28, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on June 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.06070	31.95%
Net Realized Short-Term Capital Gain	0.02797	14.72%
Net Realized Long-Term Capital Gain	0.10133	53.33%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.38801	25.53%
Net Realized Short-Term Capital Gain	0.02797	1.84%
Net Realized Long-Term Capital Gain	1.05886	69.66%
Return of Capital or other Capital Source	0.04516	2.97%
Total (per common share)	1.52000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 5/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	8.07%
Cumulative Distribution Rate on NAV^+	5.38%
Cumulative Total Return on NAV*	21.10%

Average Annual Total Return on NAV for the 5 Year Period Ended 5/31/2024**	3.91%

^ Based on the Fund’s NAV as of May 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through June 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through May 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/July 31, 2024/ On July 31, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on July 19, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.19000	100.00%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative
Distributions from:	Per Share ($)%
Net Investment Income	0.38801	22.69%
Net Realized Short-Term Capital Gain	0.02797	1.64%
Net Realized Long-Term Capital Gain	1.24886	73.03%
Return of Capital or other Capital Source	0.04516	2.64%
Total (per common share)	1.71000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 6/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	8.47%
Cumulative Distribution Rate on NAV^+	6.35%
Cumulative Total Return on NAV*	16.13%

Average Annual Total Return on NAV for the 5 Year Period Ended 6/30/2024**	2.00%

^ Based on the Fund’s NAV as of June 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through July 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through June 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/August 30, 2024/ On August 30, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on August 16, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.02920	15.37%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.16080	84.63%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.41721	21.96%
Net Realized Short-Term Capital Gain	0.02797	1.47%
Net Realized Long-Term Capital Gain	1.40966	74.19%
Return of Capital or other Capital Source	0.04516	2.38%
Total (per common share)	1.90000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 7/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	7.98%
Cumulative Distribution Rate on NAV^+	6.65%
Cumulative Total Return on NAV*	24.11%

Average Annual Total Return on NAV for the 5 Year Period Ended 7/31/2024**	3.27%

^ Based on the Fund’s NAV as of July 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through August 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through July 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/September 30, 2024/ On September 30, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on September 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.04518	23.78%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.14482	76.22%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative
Distributions from:	Per Share ($)%
Net Investment Income	0.46239	22.12%
Net Realized Short-Term Capital Gain	0.02797	1.34%
Net Realized Long-Term Capital Gain	1.55448	74.38%
Return of Capital or other Capital Source	0.04516	2.16%
Total (per common share)	2.09000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 8/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	7.61%
Cumulative Distribution Rate on NAV^+	6.98%
Cumulative Total Return on NAV*	30.97%

Average Annual Total Return on NAV for the 5 Year Period Ended 8/31/2024**	3.82%

^ Based on the Fund’s NAV as of August 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through September 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through August 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/October 31, 2024/ On October 31, 2024, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.19 per share to shareholders of record at the close of business on October 18, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00184	0.97%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.18816	99.03%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.19000	100.00%
Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.46423	20.36%
Net Realized Short-Term Capital Gain	0.02797	1.23%
Net Realized Long-Term Capital Gain	1.74264	76.43%
Return of Capital or other Capital Source	0.04516	1.98%
Total (per common share)	2.28000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2024 federal income tax return. The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 9/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	7.02%
Cumulative Distribution Rate on NAV^+	7.02%
Cumulative Total Return on NAV*	42.73%

Average Annual Total Return on NAV for the 5 Year Period Ended 9/30/2024**	4.87%

^ Based on the Fund’s NAV as of September 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through October 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2023 through September 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:

Website: https://www.utilityincomefund.com

Email: reavesclientinquiries@paralel.com